                                                                    EXHIBIT 3.56

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


         I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

         "CHANCELLOR MEDIA/WMZQ INC.", A DELAWARE CORPORATION,
         WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1998, AT 4:30 0'CLOCK P.M.

         A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.

















                  [SEAL]            /s/ Edward J. Freel
                                    --------------------------------------------
                                    Edward J. Freel, Secretary of State

                                    AUTHENTICATION:   9188937

                                              DATE:   07-10-98

                             CERTIFICATE OF MERGER
                                       OF
                           CHANCELLOR MEDIA/WMZQ INC.
                                      INTO
                CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY



                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                                STATE OF INCORPORATION
         ----                                                ----------------------
         Chancellor Media/WMZQ Inc.                                  Delaware
         Chancellor Media Corporation of the Capital City            Delaware

                  SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Capital City.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Capital City shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 8, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE CAPITAL CITY


                                    By:  /s/ Andrea Hulcy
                                         --------------------------------------
                                         Andrea Hulcy
                                         Vice President and Assistant Secretary

                             CERTIFICATE OF MERGER
                                       OF
                           CHANCELLOR MEDIA/WMZQ INC.
                                      INTO
                CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY



                  The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

                  DOES HEREBY CERTIFY:

                  FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

         NAME                                                STATE OF INCORPORATION
         ----                                                ----------------------
         Chancellor Media/WMZQ Inc.                                  Delaware
         Chancellor Media Corporation of the Capital City            Delaware

                  SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of
Section 251 of the General Corporation Law of the State of Delaware.

                  THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Capital City.

                  FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Capital City shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

                  FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433
E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

                  SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated: July 8, 1998

                                    CHANCELLOR MEDIA CORPORATION OF
                                    THE CAPITAL CITY


                                    By:  /s/ Andrea Hulcy
                                         ---------------------------------------
                                         Andrea Hulcy
                                         Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:

     "CHANCELLOR MEDIA CORPORATION OF THE NATION'S CAPITAL", A DELAWARE CORPORATION,

     WITH AND INTO "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY" UNDER THE NAME OF "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY", A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE EIGHTH DAY OF JULY, A.D. 1998, AT 4 O'CLOCK P.M.

     A FILED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS.











                                    [SEAL]   /s/ Edward J. Freel
                                             -----------------------------------
                                             Edward J. Freel, Secretary of State

                                             AUTHENTICATION:    9188201

                                                       DATE:    07-10-98

                             CERTIFICATE OF MERGER
                                       OF
              CHANCELLOR MEDIA CORPORATION OF THE NATION'S CAPITAL
                                      INTO
                CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY


          The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     NAME                                                        STATE OF INCORPORATION
     ----                                                        ----------------------
     Chancellor Media Corporation of the Nation's Capital             Delaware
     Chancellor Media Corporation of the Capital City                 Delaware

          SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

          THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Capital City.

          FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Capital City shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

          FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

          SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:   July 8, 1998


                                  CHANCELLOR MEDIA CORPORATION OF
                                  THE CAPITAL CITY

                                  By: /s/ Andrea Hulcy
                                      --------------------------------------
                                      Andrea Hulcy
                                      Vice President and Assistant Secretary

                             CERTIFICATE OF MERGER
                                       OF
              CHANCELLOR MEDIA CORPORATION OF THE NATION'S CAPITAL
                                      INTO
                CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY


          The undersigned corporation, organized and existing under and by virtue of the General Corporation Law of the State of Delaware,

          DOES HEREBY CERTIFY:

          FIRST: That the name and state of incorporation of each of the constituent corporations of the merger is as follows:

     NAME                                                        STATE OF INCORPORATION
     ----                                                        ----------------------
     Chancellor Media Corporation of the Nation's Capital             Delaware
     Chancellor Media Corporation of the Capital City                 Delaware

          SECOND: That a Plan and Agreement of Merger among the parties to the merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations in accordance with the requirements of Section 251 of the General Corporation Law of the State of Delaware.

          THIRD: That the name of the surviving corporation is Chancellor Media Corporation of the Capital City.

          FOURTH: The Certificate of Incorporation of Chancellor Media Corporation of the Capital City shall be the Certificate of Incorporation of the surviving corporation, to remain unchanged until amended in accordance with the provisions thereof and of applicable law.

          FIFTH: That the executed Plan and Agreement of Merger is on file at the principal place of business of the surviving corporation. The address of the principal place of business of the surviving corporation is 433 E. Las Colinas Blvd., Suite 1130, Irving, Texas 75039.

          SIXTH: That a copy of the Plan and Agreement of Merger will be furnished by the surviving corporation on request and without cost to any stockholder of any constituent corporation.

Dated:   July 8, 1998


                                  CHANCELLOR MEDIA CORPORATION OF
                                  THE CAPITAL CITY

                                  By: /s/ Andrea Hulcy
                                      --------------------------------------
                                      Andrea Hulcy
                                      Vice President and Assistant Secretary

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF THE CAPITAL CITY", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF THE CAPITAL CITY" TO "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY", FILED IN THIS OFFICE ON THE SEVENTEENTH DAY OF OCTOBER, A.D. 1997, AT 4:30 O'CLOCK P.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.




                                        /s/  Edward J. Freel
                                        --------------------------------------
                             [SEAL]     Edward J. Freel, Secretary of State

                                        AUTHENTICATION:     8710105

                                                  DATE:     10-20-97

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                EVERGREEN MEDIA CORPORATION OF THE CAPITAL CITY



     Pursuant to Section 242 of the General Incorporation Law of the State of Delaware, Evergreen Media Corporation of the Capital City (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

          "CHANCELLOR MEDIA CORPORATION OF THE CAPITAL CITY"

     2. The Sole Director and Sole Shareholder of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused the Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its Vice President, on this 17 day of October, 1997.



                                                  EVERGREEN MEDIA CORPORATION
                                                  OF THE CAPITAL CITY,
                                                  a Delaware Corporation


                                                  By: /s/ Omar Choucair
                                                     ------------------------
                                                  Name: Omar Choucair
                                                  Title: Vice President

                               State of Delaware                 PAGE 1

                        OFFICE OF THE SECRETARY OF STATE


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF "EVERGREEN MEDIA CORPORATION OF THE BAY STATE", CHANGING ITS NAME FROM "EVERGREEN MEDIA CORPORATION OF THE BAY STATE" TO "EVERGREEN MEDIA CORPORATION OF THE CAPITAL CITY", FILED IN THIS OFFICE ON THE SEVENTH DAY OF NOVEMBER, A.D. 1996, AT 4:30 O'CLOCK P.M.











                              [SEAL]      /s/ Edward J. Freel
                                          -------------------------------------
                                          Edward J. Freel, Secretary of State

                                            AUTHENTICATION:         8204047

                                                      DATE:         11-21-96

                            CERTIFICATE OF AMENDMENT
                                     OF THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                  EVERGREEN MEDIA CORPORATION OF THE BAY STATE

     Pursuant to Section 242 of the General Corporation Law of the State of Delaware, Evergreen Media Corporation of the Bay State (the "Corporation"), a Delaware corporation, hereby certifies that:

     1. The Certificate of Incorporation of the Corporation is hereby amended by deleting the present Article FIRST and inserting in lieu thereof a new Article FIRST, as follows:

          FIRST: The name of the Corporation (hereinafter sometimes referred to as the "Corporation") is:

          "EVERGREEN MEDIA CORPORATION OF THE CAPITAL CITY"

     2. The Board of Directors and Stockholders of the Corporation, by written consent, adopted, approved and ratified the foregoing Amendment.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed and executed in its corporate name by Omar Choucair, its vice president, on this 7th day of November, 1996.

                                             EVERGREEN MEDIA CORPORATION
                                             OF THE BAY STATE, a Delaware
                                             corporation



                                             By: /s/ Omar Choucair
                                                -------------------------
                                                  Omar Choucair
                                                  Vice President

                               State of Delaware

                        OFFICE OF THE SECRETARY OF STATE


          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF THE BAY STATE", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.










                                            /s/ Edward J. Freel
                        [SEAL]              ------------------------------------
                                            Edward J. Freel, Secretary of State

                                            AUTHENTICATION:    8204046

                                                      DATE:    11-21-96

                          CERTIFICATE OF INCORPORATION
                                       OF
                  EVERGREEN MEDIA CORPORATION OF THE BAY STATE


               FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                        Evergreen Media Corporation of the Bay State

               SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

               THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

               FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

               No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

               At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

               FIFTH:  The name and address of the Incorporator is as follows:

                                   Sylvia L. Adams
                                   LATHAM & WATKINS
                                   1001 Pennsylvania Avenue, Suite 1300
                                   Washington, D.C.   20004-2505

               SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.


               SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

               EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

               NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

               I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 1995.


                                             /s/ Sylvia L. Adams
                                             ------------------------------
                                             Sylvia L. Adams
                                             Incorporator

                               State of Delaware                         PAGE  1

                        OFFICE OF THE SECRETARY OF STATE



          I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE,

DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE

OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF THE BAY STATE", FILED IN

THIS OFFICE ON THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.



                                 [SEAL]    /s/ Edward J. Freel
                                           -----------------------------------
                                           Edward J. Freel, Secretary of State

                                           AUTHENTICATION:  7924072

                                                     DATE:  04-26-96

                          CERTIFICATE OF INCORPORATION
                                       OF
                  EVERGREEN MEDIA CORPORATION OF THE BAY STATE


               FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                        Evergreen Media Corporation of the Bay State

               SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

               THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

               FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

               No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

               At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

               FIFTH:  The name and address of the Incorporator is as follows:

                                   Sylvia L. Adams
                                   LATHAM & WATKINS
                                   1001 Pennsylvania Avenue, Suite 1300
                                   Washington, D.C.   20004-2505

               SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.


               SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

               EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

               NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

               I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 1995.


                                             /s/ Sylvia L. Adams
                                             ------------------------------
                                             Sylvia L. Adams
                                             Incorporator

                                                                          PAGE 1
                               State Of Delaware

                        OFFICE OF THE SECRETARY OF STATE



     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF INCORPORATION OF "EVERGREEN MEDIA CORPORATION OF THE BAY STATE", FILED IN THIS OFFICE ON THE TWENTY-FOURTH DAY OF OCTOBER, A.D. 1995, AT 9 O'CLOCK A.M.

     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.


                                        /s/ Edward J. Freel
                          [SEAL]        ---------------------------------------
                                        Edward J. Freel, Secretary of State

                                        AUTHENTICATION: 7686766

                                                  DATE: 10-25-95

                          CERTIFICATE OF INCORPORATION

                                       OF

                  EVERGREEN MEDIA CORPORATION OF THE BAY STATE


          FIRST: The name of the corporation (hereinafter sometimes referred to as the "Corporation") is:

                  Evergreen Media Corporation of the Bay State

          SECOND: The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, New Castle County, Wilmington, Delaware 19801. The name of its registered agent at such address is The Corporation Trust Company.

          THIRD: The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

          FOURTH: The aggregate number of all classes of shares which the Corporation shall have authority to issue is one thousand (1,000) shares of common stock with a par value of $.01 per share.

          No holder of shares of the Corporation of any class, now or hereafter authorized, shall have any preferential or preemptive right to subscribe for, purchase or receive any share of the Corporation of any class, now or hereafter authorized, or any options or warrants for such shares, or any rights to subscribe to or purchase such shares, or any securities convertible into or exchangeable for such shares, which may at any time or from time to time be issued, sold or offered for sale by the Corporation; provided, however, that in connection with the issuance or sale of any such shares or securities, the Board of Directors of the Corporation may, in its sole discretion, offer such shares or securities, or any part thereof, for purchase or subscription by the holders of shares of the Corporation, except as may otherwise be provided by this Certificate of Incorporation as from time to time amended.

          At all times, each holder of common stock of the Corporation shall be entitled to one vote for each share of common stock held by such stockholder standing in the name of such stockholder on the books of the Corporation.

          FIFTH: The name and address of the Incorporator is as follows:

                    Sylvia L. Adams
                    LATHAM & WATKINS
                    1001 Pennsylvania Avenue, Suite 1300
                    Washington, D.C. 20004-2505

          SIXTH: In furtherance and not in limitation of the powers conferred by statute, the Board of Directors is expressly authorized to make, alter or repeal the Bylaws of the Corporation.

          SEVENTH: No director of the Corporation shall be liable to the Corporation or its stockholders for monetary damages for the breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          EIGHTH: Election of directors need not be by written ballot unless the Bylaws of the Corporation shall so provide.

          NINTH: The Corporation reserves the right to amend, alter, change or repeal any provisions contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by the law of the State of Delaware. All rights conferred upon stockholders herein are granted subject to this reservation.

          I, THE UNDERSIGNED, being the sole incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the General Corporation Law of the State of Delaware, do make this certificate, herein declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this 23rd day of October, 1995.


                                        /s/  Sylvia L. Adams
                                        ---------------------------------------
                                        Sylvia L. Adams
                                        Incorporator







                                        3